Fees Summary	Jan. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 60,000,000.00
Total Fee Amount	8,286.00
Total Offset Amount	0.00
Net Fee	8,286.00
Narrative - Max Aggregate Offering Price	$ 60,000,000.00
Final Prospectus	true